     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 27, 1998
                                                      Registration No. 333-45705
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                        POST-EFFECTIVE AMENDMENT NO. 2 TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933



                            CYPRESS BIOSCIENCE, INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                                     3845                               22-2389839
(State or other jurisdiction of             (Primary Standard Industrial                (I.R.S. Employer
 incorporation or organization)              Classification Code Number)              Identification Number)
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                         -------------------------------

                         4350 EXECUTIVE DRIVE, SUITE 325
                               SAN DIEGO, CA 92121
                                 (619) 452-2323
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                         -------------------------------

                          JAY D. KRANZLER, M.D., PH.D.
   CHIEF EXECUTIVE OFFICER, CHIEF FINANCIAL OFFICER AND CHAIRMAN OF THE BOARD
                                  OF DIRECTORS

                            CYPRESS BIOSCIENCE, INC.
                         4350 EXECUTIVE DRIVE, SUITE 325
                               SAN DIEGO, CA 92121
                                 (619) 452-2323
 (Name, address, including zip code, and telephone number, including area code, of agent for service)


                                   Copies to:
                             FREDERICK T. MUTO, ESQ.
                              CARL R. SANCHEZ, ESQ.
                               COOLEY GODWARD LLP
                        4365 EXECUTIVE DRIVE, SUITE 1100
                               SAN DIEGO, CA 92121
                                   -----------


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This Post-Effective Amendment No. 2 is being filed to deregister 350,000 shares of Common Stock (the "Shares") of Cypress Bioscience, Inc. (the "Registrant") covered by the Form S-1 Registration Statement No. 333-45705, as amended (the
"Registration Statement"). The Shares, which were registered by the Registrant for resale by a certain selling security holder, have not been sold as of the date of this Post-Effective Amendment No. 2 and the Registrant is no longer contractually obligated to maintain the effectiveness of the Registration
Statement.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 2 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on August 26, 1998.



                                        CYPRESS BIOSCIENCE, INC.



                                        By:   /s/ Jay D. Kranzler, M.D., Ph.D.
                                              ----------------------------------
                                              Jay D. Kranzler, M.D., Ph.D.
                                              Chief Executive Officer, Chief
                                              Financial Officer and Chief
                                              Scientific Officer




Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



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
Signature                                 Title                                         Date
---------                                 -----                                         ----

 /s/ Jay D. Kranzler, M.D., Ph.D.         Chief Executive Officer, Chief Scientific     August 26, 1998
-------------------------------------     Officer, Chief Financial Officer and
Jay D. Kranzler, M.D., Ph.D.              Chairman of the Board (Principal
                                          Executive Officer and Principal Financial
                                          and Accounting Officer)

                  *                       President, Chief Operating Officer and        August 26, 1998
-------------------------------------     Director
Debby Jo Blank, M.D.


                  *                       Director                                      August 26, 1998
-------------------------------------
Richard M. Crooks, Jr.

                  *                       Director                                      August 26, 1998
-------------------------------------
Philip J. O'Reilly

                  *                       Director                                      August 26, 1998
-------------------------------------
Jack H. Vaughn

                                          Director                                      August 26, 1998
-------------------------------------
Samuel D. Anderson

                  *                       Director                                      August 26, 1998
-------------------------------------
David Golde

 /s/ Jay D. Kranzler, M.D., Ph.D.
-------------------------------------
Jay D. Kranzler, M.D., Ph.D.
Attorney-in-Fact
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